TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Statement of Assets and Liabilities                             8
      Portfolio of Investments in Securities                          9
      Notes to Portfolio of Investments in Securities                10
      Statement of Operations                                        11
      Statements of Changes in Net Assets                            12
      Notes to Financial Statements                                  13
=======================================================================

                             Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)                      8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure." --

                                                 May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                Investment Review

GNMA Trust

OBJECTIVE: Provide investors with a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. government. While the value of the Fund's shares is not insured or guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuations of the share price.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's total assets are invested in Government National Mortgage Association (GNMA) pass-through certificates. The remaining asets of the Fund are invested in other obligations backed by the full faith and credit of the U.S. government.

                                             5/31/96           11/30/96
Net Assets...............................$301.6% Million    $312.1 Million
Net Asset Value Per Share................    $9.76              $10.11

Average Annual Total Returns as of 11/30/96
May 31, 1996 to November 30, 1996................................7.24%*
1 Year...........................................................5.11%
5 Years..........................................................7.34%
Since inception on February 1, 1991..............................7.89%

*Total returns for periods of less than on year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on November 30, 1996............................6.97%**
**Calculated as prescribed by the Securities and Exchange Commission

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 2/1/91 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: Lehman Brothers GNMA 30-Year Index - $16,040, USAA GNMA Trust - $15,575 and the Lipper GNMA Funds Average - $15,222.]


The graph illustrates how a $10,000 hypothetical investment in the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers Inc. GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

MESSAGE FROM THE MANAGER

[Photograph of Kenneth E. Willmann appears here]

Market Overview

The six-month period ended November 30, 1996, witnessed a decline in interest rates. This decline was far from steady. The yield on the 10-year U.S. Treasury note, the standard against which most mortgage-related securities are measured, began the period on May 31, 1996, at 6.85%. It rose briefly peaking at 7.06% on June 12, 1996. There it began a fluctuating trend, culminating at 6.99% on September 5, 1996. A steady decline followed, finishing on November 30 at 6.04%, its low point of the six-month period.

Mortgage securities (many of which are pools of mortgages represented by "pass-through certiticates") showed a remarkably similar pattern. After starting the period on May 31, 1996, at 7.96%, the yield on the GNMA 7.5% 30-year pass-through certificate peaked at 8.15% on June 12, fluctuated widely until September 5, 1996, where it stood at 8.06%, then steadily declined to 7.32% on November 30, 1996.

[A graph is shown here which is a comparison of GNMA Passthrough and U.S. Treasury Note Yields from 5/31/96 to 11/30/96. The vertical axis shows the yield and the horizontal axis shows the time period. The value on 11/30/96 for the GNMA 7.5% 30-Year Passthrough Certificate is 7.32% and the value for the 10 Year U.S. Treasury Note is 6.04%.]

Besides describing interest rate movements, the chart above shows us two things. First and most obvious, GNMA pass-through certificates yield substantially more than U.S. Treasury securities. Both are backed by the full faith and credit of Uncle Sam, so neither has the risk of default.

The difference is explained by the structures of the securities. As we all know, mortgages pay principal monthly and can be paid off anytime without penalty. Since mortgage securities are pools of mortgages, the timing of principal repayment in the GNMA security is very uncertain. The investor in such a security does not know when the principal will be returned or what the level of interest rates will be should he reinvest. The uncertainty of the timing of cash flows with GNMA securities compares to the absolute certainty of cash flows with Treasury securities. The market demands higher yields on mortgage securities as compensation for this uncertainty.

The second, and more subtle, observation of the graph follows this cash flow uncertainty. By the end of the period, the yield of the GNMA 7.5% pass-through certificate declines noticeably less than that of the 10-year U.S. Treasury note. As interest rates decline, mortgagors are more likely to refinance their mortgages at a lower interest rate or shorter maturity. When a mortgage is refinanced, the original mortgage principal is prepaid. Of course, these prepayments "pass through" the mortgage pass-through certificates to investors. Prepayments of principal usually occur more often during a declining interest rate environment. They probably will do so this time if interest rates continue to decline. This second level of uncertainty causes the market to demand still higher relative yields in a period of declining rates.

The foregoing reinforces our belief that a mutual fund remains the best way for individuals to invest in mortgages. Let us deal with the timing issues and reinvestment of unexpected principal payments. Let us deal with the complicated accounting issues of principal, interest, capital gains, and losses. A managed mutual fund can effectively deal with the subtleties of mortgages and may increase the potential for successful investment in them.

The Portfolio

As of November 30, 1996, the breakdown by coupon of the mortgage pools held by the Fund is illustrated below:

[A graph is shown here which shows the breakdown by coupon of the mortgage pools held by the GNMA Trust as of November 30, 1996. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage. The values are:

Coupon Rate   ARM   6.0   6.5   7.0  7.5   8.0  8.5  9.0  9.5  10.0

Category %    27.3  5.9  20.9  14.7  8.3  10.0  4.6  5.6  1.6   1.1]

Our investments in Adjustable Rate Mortgage (ARM) pools are in the portfolio to limit principal volatility. Their current coupon yield of 6.5% definitely contributes to income, as well. All other pools contain thirty-year, fixed-rate mortgages.

The Future

With the elections over and the status quo more or less retained, it is difficult to see reasons for large changes in interest rates. What we do know is that interest rates will change sometime. I believe the GNMA Trust is structured to deal with any market fluctuation. We will continue to favor income over capital gains while attempting to maximize the total return to the shareholders.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

GNMA Trust
Statement of Assets and Liabilities
(In Thousands)

November 30, 1996
(Unaudited)

Assets
   Investments in securities, at market value (identified
                                    cost of $308,518)               $  316,366
   Cash                                                                     43
   Receivables:
      Capital shares sold                                                  102
      Interest                                                           1,760
                                                                    ----------
         Total assets                                                  318,271
                                                                    ----------
Liabilities
   Securities purchased                                                  4,927
   Capital shares redeemed                                                 588
   USAA Investment Management Company                                       32
   USAA Transfer Agency Company                                             31
   Accounts payable and accrued expenses                                    58
   Dividends on capital shares                                             516
                                                                    ----------
         Total liabilities                                               6,152
                                                                    ----------
            Net assets applicable to capital shares outstanding     $  312,119
                                                                    ==========

Represented by:
   Paid-in capital                                                  $  317,584
   Accumulated net realized loss on investments                        (13,313)
   Net unrealized appreciation of investments                            7,848
                                                                    ----------
            Net assets applicable to capital shares outstanding     $  312,119
                                                                    ==========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                      30,876
                                                                    ==========

   Net asset value, redemption price, and offering price per share  $    10.11
                                                                    ==========
See accompanying notes to financial statements.


GNMA Trust
Portfolio of Investments in Securities
(In Thousands)

November 30, 1996
(Unaudited)


  Principal                                                                                     Market
   Amount                                       Security                                         Value
   ------                                       --------                                         -----
                    U.S. Government & Agency Issues (100.3%)

               Government National Mortgage Assn. I (13.6%)
  $  17,966      8.00%, 1/15/22 - 6/15/23                                                   $  18,613
      9,578      8.50%, 6/15/21 - 7/15/22                                                      10,089
      8,046      9.00%, 11/15/16 - 7/15/21                                                      8,622
      4,669      9.50%, 2/15/17 - 12/15/19                                                      5,113
-----------------------------------------------------------------------------------------------------
                                                                                               42,437
-----------------------------------------------------------------------------------------------------

               Government National Mortgage Assn. II (59.3%)
     19,440      6.00%, 10/20/23 - 4/20/26                                                     18,399
     67,223      6.50%, 1/20/24 - 9/20/25                                                      65,355
     46,371      7.00%, 5/20/24 - 8/20/26                                                      46,067 (a)
     25,597      7.50%, 10/20/23 - 5/20/25                                                     25,981
     12,398      8.00%, 12/20/22 - 9/20/26                                                     12,757
      4,180      8.50%, 1/20/20 - 6/20/22                                                       4,374
      8,301      9.00%, 1/20/20 - 5/20/25                                                       8,783
      3,125     10.00%, 9/20/19                                                                 3,418
-----------------------------------------------------------------------------------------------------
                                                                                              185,134
-----------------------------------------------------------------------------------------------------

               Government National Mortgage Assn. II, Adjustable Rate (27.4%)
     84,007      6.50%, 2/20/25 - 10/20/26                                                     85,443
-----------------------------------------------------------------------------------------------------
               Total U.S. government & agency issues (cost: $305,166)                         313,014
-----------------------------------------------------------------------------------------------------


                           Repurchase Agreement (1.1%)
      3,352    First Boston Corp., 5.60%, acquired on 11/29/96 and due 12/02/96 at $3,354 (collateralized by a $3,367 U.S. Treasury Note, due
                  3/31/97; market value of $3,421) (cost: $3,352)                               3,352
-----------------------------------------------------------------------------------------------------
               Total investments (cost: $308,518)                                          $  316,366
=====================================================================================================


GNMA Trust
Notes to Portfolio of Investments in Securities
(In Thousands)

November 30, 1996
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes
(a) At November 30, 1996, the cost of securities purchased on a delayed delivery basis was $4,911.


See accompanying notes to financial statements.



GNMA Trust
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1996 (Unaudited) Net investment income:

   Interest income                                                    $  11,070
                                                                      ---------
   Expenses:
      Management fees                                                       191
      Transfer agent's fees                                                 180
      Custodian's fees                                                       46
      Postage                                                                14
      Shareholder reporting fees                                              8
      Trustees' fees                                                          2
      Registration fees                                                      20
      Audit fees                                                             12
      Legal fees                                                              3
      Other                                                                   4
                                                                      ---------
         Total expenses                                                     480
                                                                      ---------
            Net investment income                                        10,590
                                                                      ---------
Net realized and unrealized gain on investments:
   Net realized loss                                                     (2,242)
   Change in net unrealized appreciation/depreciation                    13,000
                                                                      ---------
            Net realized and unrealized gain                             10,758
                                                                      ---------
Increase in net assets resulting from operations                      $  21,348
                                                                      =========


See accompanying notes to financial statements.



GNMA Trust
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1996 and Year ended May 31, 1996 (Unaudited)

                                                                           11/30/96            5/31/96
                                                                           --------            -------
From operations:
   Net investment income                                                  $   10,590         $   19,954
   Net realized loss on investments                                           (2,242)            (1,826)
   Change in net unrealized appreciation/depreciation of
      investments                                                             13,000             (8,830)
                                                                          ----------         ----------
      Increase in net assets resulting from operations                        21,348              9,298
                                                                          ----------         ----------
Distributions to shareholders from:
   Net investment income                                                     (10,590)           (19,954)
                                                                          ----------         ----------
From capital share transactions:
   Proceeds from shares sold                                                  25,776             86,959
   Shares issued for dividends reinvested                                      7,395             13,858
   Cost of shares redeemed                                                   (33,399)           (54,143)
                                                                          ----------         ----------
      Increase (decrease) in net assets from capital share transactions         (228)            46,674
                                                                          ----------         ----------
Net increase in net assets                                                    10,530             36,018
Net assets:
   Beginning of period                                                       301,589            265,571
                                                                          ----------         ----------
   End of period                                                          $  312,119         $  301,589
                                                                          ==========         ==========
Change in shares outstanding:
   Shares sold                                                                 2,607              8,560
   Shares issued for dividends reinvested                                        748              1,370
   Shares redeemed                                                            (3,382)            (5,342)
                                                                          ----------         ----------
      Increase (decrease) in shares outstanding                                  (27)             4,588
                                                                          ==========         ==========

See accompanying notes to financial statements.

GNMA Trust
Notes to Financial Statements

November 30, 1996

(Unaudited)

(1)   Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on the disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of November 30, 1996. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1996, the Fund had capital loss carryovers for federal income tax purposes of approximately $13,313,000 which, if not offset by subsequent capital gains, will expire in or before 2005. It is unlikely that the Fund's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $120,007,206 and $110,912,003, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $7,971,746 and $123,291, respectively.

(5)   Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1996, the Association and its affiliates owned 379,628 shares (1.2%) of the Fund.

(7)   Repurchase Agreements
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                              Eight-month
                            Period Ended          Year Ended        Period Ended        Year Ended
                            November 30,            May 31,            May 31,         September 30,
                            -----------             ------             ------          ------------
                                1996           1996        1995         1994         1993        1992
                                ----           ----        ----         ----         ----        ----
Net asset value at
   beginning of period     $     9.76     $    10.09   $     9.82   $   10.37   $    10.47   $    10.19
Net investment income             .34            .70          .72         .49          .79          .82
Net realized and
   unrealized gain (loss)         .35           (.33)         .27        (.55)        (.10)         .28
Distributions from net
   investment income             (.34)          (.70)        (.72)       (.49)        (.79)        (.82)
                           ----------     ----------   ----------   ---------   ----------   ----------
Net asset value at
   end of period           $    10.11     $     9.76   $    10.09   $    9.82   $    10.37   $    10.47
                           ==========     ==========   ==========   =========   ==========   ==========
Total return (%) *               7.24           3.65        10.54        (.66)        6.79        11.18
Net assets at
   end of period (000)     $  312,119     $  301,589   $  265,571   $ 261,251   $  288,879   $  218,544
Ratio of expenses to
   average net assets (%)         .31(a)         .32          .32         .31(a)       .32         .375
Ratio of net investment
   income to average
   net assets (%)                6.94(a)        6.90         7.34        7.20(a)      7.53         7.92
Portfolio turnover (%)          36.43         127.77        93.78       90.05        81.44        36.11

   *Assumes reinvestment of all dividend income distributions during the period.
   (a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
